Exhibit 99.1

IMMEDIATE

Dana Incorporated Reports 2021 Third-quarter Financial Results

Key Highlights

•	Sales of $2.2 billion

•	Net income attributable to Dana of $48 million

•	Diluted EPS of $0.33

•	Adjusted EBITDA of $210 million

•	Diluted adjusted EPS of $0.41

•	Hosted Capital Markets Day focused on electrification technology

•	Announced over a dozen significant new EV program wins

MAUMEE, Ohio, Oct. 26, 2021 – Dana Incorporated (NYSE: DAN) today announced financial results for the third quarter of 2021.

“Rising commodity costs, supply-chain constraints, and labor shortages across the entire global mobility industry continue to impact our business,” said James Kamsickas, Dana chairman and CEO. “While we expect these challenges to continue in the near-term, we remain diligent in working to offset and recover these higher costs through our established mechanisms. Moving forward, we anticipate suppressed end-market inventory levels will continue to drive high consumer demand, and Dana is well-positioned to capitalize on the cyclical growth opportunity as the various challenges facing our industry begin to subside.”

2021 Third-quarter Financial Results

Sales for the third quarter of 2021 totaled $2.20 billion, compared with $1.99 billion in the same period of 2020, representing a $210 million improvement driven by strong customer demand in our heavy-vehicle markets.

Adjusted EBITDA for the third quarter of 2021 was $210 million, compared with $201 million for the same period in 2020. Profit margin compression in the third quarter of 2021 was primarily driven by raw material cost inflation.

Net income attributable to Dana was $48 million for the third quarter of this year, $3 million higher than last year’s third quarter. Diluted adjusted earnings per share were $0.41 in the third quarter of 2021, compared with $0.37 per share in the third quarter of 2020.

Operating cash flow in the third quarter of 2021 was a use of $75 million, compared with $321 million of operating cash flow in the same period of 2020. Free cash flow was a use of $170 million, compared with $261 million of free cash flow in the third quarter of 2020. Cash flow use in this year’s third quarter was driven by higher working capital requirements resulting from customer schedule disruptions and supply-chain challenges.

“Challenging market dynamics have pressured our third-quarter results, and outlook for the remainder of this year,” said Jonathan Collins, executive vice president and chief financial officer of Dana. “Our revised guidance is primarily driven by customer production levels that were lower and less consistent than we had previously expected, and by commodity inflation. Though the near-term outlook remains constrained, we believe the current market dynamics not only position us for robust cyclical growth but also for Dana to achieve above-market secular growth driven by our transition to electrified mobility.”

Revised 2021 Financial Target Ranges 1

•	Sales of $8.8 to $9 billion

•	Adjusted EBITDA of $815 million to $875 million, an implied adjusted EBITDA margin of approximately 9.5 percent

•	Diluted adjusted EPS of $1.65 to $2.05

•	Operating cash flow of approximately 5 percent of sales

•	Free cash flow of approximately 1 percent of sales

1Net income and diluted EPS guidance are not provided, as discussed below in Non-GAAP Financial Information.

Dana to Host Conference Call at 9 a.m. Tuesday, Oct. 26

Dana will discuss its third-quarter results in a conference call at 9 a.m. EDT on Tuesday, Oct. 26. Participants may listen to the audio portion of the conference call either through audio streaming online or by telephone. Slide viewing is available online via a link provided on the Dana investor website: www.dana.com/investors. U.S. and Canadian locations should dial 1-888-311-4590 and international locations should call 1-706-758-0054. Please enter conference I.D. 2874125 and ask for “Dana Incorporated’s Financial Webcast and Conference Call.” Phone registration will be available beginning at 8:30 a.m. EDT.

An audio recording of the webcast will be available after 5 p.m. EDT on Oct. 26 by dialing 1-855-859-2056 (U.S. or Canada) or 1-404-537-3406 (international) and entering conference I.D. 2874125. A webcast replay will also be available after 5 p.m. EDT and may be accessed via Dana’s investor website.

Non-GAAP Financial Information

Adjusted EBITDA is a non-GAAP financial measure which we have defined as net income (loss) before interest, income taxes, depreciation, amortization, equity grant expense, restructuring expense, non-service cost components of pension and other postretirement benefit costs and other adjustments not related to our core operations (gain/loss on debt extinguishment, pension settlements, divestitures, impairment, etc.). Adjusted EBITDA is a measure of our ability to maintain and continue to invest in our operations and provide shareholder returns. We use adjusted EBITDA in assessing the effectiveness of our business strategies, evaluating and pricing potential acquisitions and as a factor in making incentive compensation decisions. In addition to its use by management, we also believe adjusted EBITDA is a measure widely used by securities analysts, investors and others to evaluate financial performance of our company relative to other Tier 1 automotive suppliers. Adjusted EBITDA should not be considered a substitute for earnings (loss) before income taxes, net income (loss) or other results reported in accordance with GAAP. Adjusted EBITDA may not be comparable to similarly titled measures reported by other companies.

Adjusted net income (loss) attributable to the parent company is a non-GAAP financial measure which we have defined as net income (loss) attributable to the parent company, excluding any discrete income tax items, restructuring charges, amortization expense and other adjustments not related to our core operations (as used in adjusted EBITDA), net of any associated income tax effects. This measure is considered useful for purposes of providing investors, analysts and other interested parties with an indicator of ongoing financial performance that provides enhanced comparability to net income attributable to the parent company reported by other companies. Adjusted net income (loss) attributable to the parent company is neither intended to represent nor be an alternative measure to net income (loss) attributable to the parent company reported in accordance with GAAP.

Diluted adjusted EPS is a non-GAAP financial measure which we have defined as adjusted net income (loss) attributable to the parent company divided by adjusted diluted shares. We define adjusted diluted shares as diluted shares as determined in accordance with GAAP based on adjusted net income (loss) attributable to the parent company. This measure is considered useful for purposes of providing investors, analysts and other interested parties with an indicator of ongoing financial performance that provides enhanced comparability to EPS reported by other companies. Diluted adjusted EPS is neither intended to represent nor be an alternative measure to diluted EPS reported in accordance with GAAP.

Free cash flow is a non-GAAP financial measure which we have defined as net cash provided by (used in) operating activities less purchases of property, plant and equipment. Adjusted free cash flow is a non-GAAP financial measure which we have defined as net cash provided by (used in) operating activities excluding discretionary pension contributions less purchases of property, plant and equipment. We believe these measures are useful to investors in evaluating the operational cash flow of the company inclusive of the spending required to maintain the operations. Free cash flow and adjusted free cash flow are not intended to represent nor be an alternative to the measure of net cash provided by (used in) operating activities reported in accordance with GAAP. Free cash flow and adjusted free cash flow may not be comparable to similarly titled measures reported by other companies.

We have not provided reconciliations of our adjusted EBITDA and diluted adjusted EPS outlook to the most comparable GAAP measures of net income and diluted EPS. Providing net income and diluted EPS guidance is potentially misleading and not practical given the difficulty of projecting event-driven transactional and other non-core operating items that are included in net income and diluted EPS, including restructuring actions, asset impairments, and income tax valuation adjustments. Reconciliations of these non-GAAP measures with the most comparable GAAP measures for historical periods are indicative of the reconciliations that will be prepared upon completion of the periods covered by the non-GAAP guidance. Please reference the “Non-GAAP Financial Information” accompanying our quarterly earnings conference call presentations on our website at www.dana.com/investors for our GAAP results and the reconciliations of these measures, were used, to the comparable GAAP measures.

Forward-Looking Statements

Certain statements and projections contained in this news release are, by their nature, forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on our current expectations, estimates, and projections about our industry and business, management’s beliefs, and certain assumptions made by us, all of which are subject to change. Forward-looking statements can often be identified by words such as “anticipates,” “expects,” “intends,” “plans,” “predicts,” “believes,” “seeks,” “estimates,” “may,” “will,” “should,” “would,” “could,” “potential,” “continue,” “ongoing,” and similar expressions, and variations or negatives of these words. These forward-looking statements are not guarantees of future results and are subject to risks, uncertainties, and assumptions that could cause our actual results to differ materially and adversely from those expressed in any forward-looking statement.

Dana’s Annual Report on Form 10-K, subsequent Quarterly Reports on Form 10-Q, recent Current Reports on Form 8-K, and other Securities and Exchange Commission filings discuss important risk factors that could affect our business, results of operations and financial condition. The forward-looking statements in this news release speak only as of this date. Dana does not undertake any obligation to revise or update publicly any forward-looking statement for any reason.

About Dana Incorporated

Dana is a leader in the design and manufacture of highly efficient propulsion and energy-management solutions for all mobility markets across the globe. The company’s conventional and clean-energy solutions support nearly every vehicle manufacturer with drive and motion systems; electrodynamic technologies, including software and controls; and thermal, sealing, and digital solutions.

Based in Maumee, Ohio, USA, the company reported sales of $7.1 billion in 2020 with 38,000 associates in 33 countries across six continents. Founded in 1904, Dana was named one of “America’s Most Responsible Companies 2021” by Newsweek for its emphasis on sustainability and social responsibility. The company is driven by a high-performance culture that focuses on its people, which has earned it global recognition as a top employer, including “World’s Best Employer” from Forbes magazine. Learn more at dana.com.

###

Media Contact:	Jeff Cole
+1-419-887-3535
jeff.cole@dana.com

Investor Contact:	Craig Barber
+1-419-887-5166
craig.barber@dana.com

DANA INCORPORATED

Consolidated Statement of Operations (Unaudited)

For the Three Months Ended September 30, 2021 and 2020

(In millions, except per share amounts)	Three Months Ended September 30,
	2021	2020
Net sales	$2,204	$1,994
Costs and expenses
Cost of sales	1,998	1,780
Selling, general and administrative expenses	103	111
Amortization of intangibles	4	4
Restructuring charges, net	1	2
Other income (expense), net	(4)	(8)

Earnings before interest and income taxes	94	89
Interest income	2	3
Interest expense	31	38

Earnings before income taxes	65	54
Income tax expense	20	16
Equity in earnings of affiliates	5	7

Net income	50	45
Less: Noncontrolling interests net income	4	4
Less: Redeemable noncontrolling interests net loss	(2)	(4)

Net income attributable to the parent company	$48	$45

Net income per share available to common stockholders
Basic	$0.33	$0.31
Diluted	$0.33	$0.31
Weighted-average shares outstanding - Basic	144.8	144.5
Weighted-average shares outstanding - Diluted	146.2	145.2

DANA INCORPORATED

Consolidated Statement of Operations (Unaudited)

For the Nine Months Ended September 30, 2021 and 2020

(In millions, except per share amounts)	Nine Months Ended September 30,
	2021	2020
Net sales	$6,672	$4,998
Costs and expenses
Cost of sales	5,963	4,588
Selling, general and administrative expenses	348	299
Amortization of intangibles	11	10
Restructuring charges, net	2	21
Impairment of goodwill		(51)
Other income (expense), net	(33)	(5)

Earnings before interest and income taxes	315	24
Loss on extinguishment of debt	(24)	(5)
Interest income	6	7
Interest expense	99	99

Earnings (loss) before income taxes	198	(73)
Income tax expense	56	34
Equity in earnings of affiliates	29	17

Net income (loss)	171	(90)
Less: Noncontrolling interests net income	9	6
Less: Redeemable noncontrolling interests net loss	(10)	(25)

Net income (loss) attributable to the parent company	$172	$(71)

Net income (loss) per share available to common stockholders
Basic	$1.19	$(0.49)
Diluted	$1.17	$(0.49)
Weighted-average shares outstanding - Basic	145.0	144.4
Weighted-average shares outstanding - Diluted	146.4	144.4

DANA INCORPORATED

Consolidated Statement of Comprehensive Income (Unaudited)

For the Three Months Ended September 30, 2021 and 2020

	Three Months Ended
(In millions)	September 30,
	2021	2020
Net income	$50	$45
Other comprehensive income (loss), net of tax:
Currency translation adjustments	(25)	14
Hedging gains and losses	(9)	1
Defined benefit plans	4	4

Other comprehensive income (loss)	(30)	19

Total comprehensive income	20	64
Less: Comprehensive income attributable to noncontrolling interests	(4)	(15)
Less: Comprehensive loss attributable to redeemable noncontrolling interests	4	8

Comprehensive income attributable to the parent company	$20	$57

DANA INCORPORATED

Consolidated Statement of Comprehensive Income (Unaudited)

For the Nine Months Ended September 30, 2021 and 2020

	Nine Months Ended
(In millions)	September 30,
	2021	2020
Net income (loss)	$171	$(90)
Other comprehensive income (loss), net of tax:
Currency translation adjustments	(11)	(133)
Hedging gains and losses	(10)	40
Defined benefit plans	11	11

Other comprehensive loss	(10)	(82)

Total comprehensive income (loss)	161	(172)
Less: Comprehensive (income) loss attributable to noncontrolling interests	2	(7)
Less: Comprehensive loss attributable to redeemable noncontrolling interests		25

Comprehensive income (loss) attributable to the parent company	$163	$(154)

DANA INCORPORATED

Consolidated Balance Sheet (Unaudited)

As of September 30, 2021 and December 31, 2020

(In millions, except share and per share amounts)	September 30, 2021	December 31, 2020
Assets
Current assets
Cash and cash equivalents	$220	$559
Marketable securities	18	21
Accounts receivable
Trade, less allowance for doubtful accounts of $7 in 2021 and $7 in 2020	1,404	1,201
Other	239	231
Inventories	1,546	1,149
Other current assets	176	127

Total current assets	3,603	3,288
Goodwill	483	479
Intangibles	240	236
Deferred tax assets	591	611
Other noncurrent assets	127	169
Investments in affiliates	174	152
Operating lease assets	188	190
Property, plant and equipment, net	2,171	2,251

Total assets	$7,577	$7,376

Liabilities and equity
Current liabilities
Short-term debt	$70	$26
Current portion of long-term debt	8	8
Accounts payable	1,513	1,331
Accrued payroll and employee benefits	206	190
Taxes on income	43	35
Current portion of operating lease liabilities	40	43
Other accrued liabilities	293	308

Total current liabilities	2,173	1,941
Long-term debt, less debt issuance costs of $28 in 2021 and $27 in 2020	2,387	2,420
Noncurrent operating lease liabilities	154	154
Pension and postretirement obligations	454	479
Other noncurrent liabilities	302	368

Total liabilities	5,470	5,362

Commitments and contingencies
Redeemable noncontrolling interests	195	180
Parent company stockholders’ equity
Preferred stock, 50,000,000 shares authorized, $0.01 par value, no shares outstanding	—	—
Common stock, 450,000,000 shares authorized, $0.01 par value, 144,228,817 and 144,515,658 shares outstanding	2	2
Additional paid-in capital	2,425	2,408
Retained earnings	648	530
Treasury stock, at cost (11,659,073 and 10,442,582 shares)	(184)	(156)
Accumulated other comprehensive loss	(1,035)	(1,026)

Total parent company stockholders’ equity	1,856	1,758
Noncontrolling interests	56	76

Total equity	1,912	1,834

Total liabilities and equity	$7,577	$7,376

DANA INCORPORATED

Consolidated Statement of Cash Flows (Unaudited)

For the Three Months Ended September 30, 2021 and 2020

(In millions)	Three Months Ended September 30,
	2021	2020
Operating activities
Net income	$50	$45
Depreciation	92	88
Amortization	6	6
Amortization of deferred financing charges	2	2
Earnings of affiliates, net of dividends received	(4)	(6)
Stock compensation expense	6	2
Deferred income taxes	36	(20)
Pension expense, net		1
Change in working capital	(262)	178
Other, net	(1)	25

Net cash provided by (used in) operating activities	(75)	321

Investing activities
Purchases of property, plant and equipment	(95)	(60)
Investments in affiliates	(23)	(4)
Purchases of marketable securities	(9)	(21)
Proceeds from sales of marketable securities	17	(8)
Proceeds from maturities of marketable securities	27	27
Settlements of undesignated derivatives	2
Other, net	1	14

Net cash used in investing activities	(80)	(52)

Financing activities
Net change in short-term debt	49	6
Proceeds from long-term debt	2	2
Repayment of long-term debt	(2)	(9)
Deferred financing payments		(2)
Dividends paid to common stockholders	(15)
Distributions to noncontrolling interests	(8)	(7)
Contributions from noncontrolling interests	3	1
Deconsolidation of non-wholly owned subsidiary	(6)
Repurchases of common stock	(23)
Other, net		(1)

Net cash used in financing activities		(10)

Net increase (decrease) in cash, cash equivalents and restricted cash	(155)	259
Cash, cash equivalents and restricted cash – beginning of period	403	702
Effect of exchange rate changes on cash balances	(9)	5

Cash, cash equivalents and restricted cash – end of period	$239	$966

DANA INCORPORATED

Consolidated Statement of Cash Flows (Unaudited)

For the Nine Months Ended September 30, 2021 and 2020

	Nine Months Ended
(In millions)	September 30,
	2021	2020
Operating activities
Net income (loss)	$171	$(90)
Depreciation	272	257
Amortization	18	15
Amortization of deferred financing charges	5	6
Redemption premium on debt	21
Write-off of deferred financing costs	3	5
Earnings of affiliates, net of dividends received	(11)	5
Stock compensation expense	15	5
Deferred income taxes	8	(28)
Pension expense, net		3
Impairment of goodwill		51
Change in working capital	(501)	(50)
Other, net	18	16

Net cash provided by operating activities	19	195

Investing activities
Purchases of property, plant and equipment	(228)	(181)
Acquisition of businesses, net of cash acquired	(18)	(6)
Investments in affiliates	(23)	(4)
Proceeds from sale of subsidiary, net of cash disposed	(4)
Purchases of marketable securities	(25)	(36)
Proceeds from sales of marketable securities	30	5
Proceeds from maturities of marketable securities	27	27
Settlement of terminated fixed-to-fixed cross currency swap	(22)
Settlements of undesignated derivatives	(2)	(5)
Other, net	5	7

Net cash used in investing activities	(260)	(193)

Financing activities
Net change in short-term debt	43	(2)
Proceeds from long-term debt	802	512
Repayment of long-term debt	(805)	(12)
Redemption premium on debt	(21)
Deferred financing payments	(13)	(13)
Dividends paid to common stockholders	(44)	(15)
Distributions to noncontrolling interests	(10)	(10)
Sale of interest to noncontrolling shareholder		7
Contributions from noncontrolling interests	6	3
Deconsolidation of non-wholly owned subsidiary	(6)
Payments to acquire noncontrolling interests		(1)
Repurchases of common stock	(23)
Other, net		(3)

Net cash provided by (used in) financing activities	(71)	466

Net increase (decrease) in cash, cash equivalents and restricted cash	(312)	468
Cash, cash equivalents and restricted cash – beginning of period	567	518
Effect of exchange rate changes on cash balances	(16)	(20)

Cash, cash equivalents and restricted cash – end of period	$239	$966

DANA INCORPORATED

Reconciliation of Net Cash Provided By (Used In) Operating Activities to

Free Cash Flow and Adjusted Free Cash Flow (Unaudited)

	Three Months Ended
(In millions)	September 30,
	2021	2020
Net cash provided by (used in) operating activities	$ (75)	$321
Purchase of property, plant and equipment	(95)	(60)

Free cash flow	(170)	261
Discretionary pension contributions

Adjusted free cash flow	$ (170)	$261

	Nine Months Ended
(In millions)	September 30,
	2021	2020
Net cash provided by operating activities	$19	$195
Purchase of property, plant and equipment	(228)	(181)

Free cash flow	(209)	14
Discretionary pension contributions

Adjusted free cash flow	$ (209)	$14

DANA INCORPORATED

Segment Sales and Segment EBITDA (Unaudited)

For the Three Months Ended September 30, 2021 and 2020

	Three Months Ended
(In millions)	September 30,
	2021	2020

Sales
Light Vehicle	$918	$913
Commercial Vehicle	396	317
Off-Highway	627	504
Power Technologies	263	260

Total Sales	$2,204	$1,994

Segment EBITDA
Light Vehicle	$54	$89
Commercial Vehicle	20	17
Off-Highway	100	64
Power Technologies	38	34

Total Segment EBITDA	212	204
Corporate expense and other items, net	(2)	(3)

Adjusted EBITDA	$210	$201

DANA INCORPORATED

Segment Sales and Segment EBITDA (Unaudited)

For the Nine Months Ended September 30, 2021 and 2020

	Nine Months Ended
(In millions)	September 30,
	2021	2020

Sales
Light Vehicle	$2,799	$2,058
Commercial Vehicle	1,132	852
Off-Highway	1,931	1,435
Power Technologies	810	653

Total Sales	$6,672	$4,998

Segment EBITDA
Light Vehicle	$241	$140
Commercial Vehicle	53	32
Off-Highway	276	172
Power Technologies	111	63

Total Segment EBITDA	681	407
Corporate expense and other items, net	(4)	(6)

Adjusted EBITDA	$677	$401

DANA INCORPORATED

Reconciliation of Segment and Adjusted EBITDA to Net Income (Unaudited)

For the Three Months Ended September 30, 2021 and 2020

(In millions)	Three Months Ended September 30,
	2021	2020
Segment EBITDA	$212	$204
Corporate expense and other items, net	(2)	(3)

Adjusted EBITDA	210	201
Depreciation	(92)	(88)
Amortization	(6)	(6)
Non-service cost components of pension and OPEB costs	(2)	(3)
Restructuring charges, net	(1)	(2)
Stock compensation expense	(6)	(2)
Strategic transaction expenses	(3)	(4)
Amounts attributable to previously divested/closed operations	(1)
Gain on investment in Hyliion	(6)
Other items	1	(7)

Earnings before interest and income taxes	94	89
Interest income	2	3
Interest expense	31	38

Earnings before income taxes	65	54
Income tax expense	20	16
Equity in earnings of affiliates	5	7

Net income	$50	$45

DANA INCORPORATED

Reconciliation of Segment and Adjusted EBITDA to Net Income (Unaudited)

For the Nine Months Ended September 30, 2021 and 2020

(In millions)	Nine Months Ended September 30,
	2021	2020
Segment EBITDA	$681	$407
Corporate expense and other items, net	(4)	(6)

Adjusted EBITDA	677	401
Depreciation	(272)	(257)
Amortization	(18)	(15)
Non-service cost components of pension and OPEB costs	(7)	(8)
Restructuring charges, net	(2)	(21)
Stock compensation expense	(15)	(5)
Strategic transaction expenses	(11)	(15)
Amounts attributable to previously divested/closed operations	(1)
Loss on investment in Hyliion	(20)
Loss on disposal group held for sale	(7)
Loss on de-designation of fixed-to-fixed cross currency swaps	(9)
Impairment of goodwill		(51)
Other items		(5)

Earnings before interest and income taxes	315	24
Loss on extinguishment of debt	(24)	(5)
Interest income	6	7
Interest expense	99	99

Earnings (loss) before income taxes	198	(73)
Income tax expense	56	34
Equity in earnings of affiliates	29	17

Net income (loss)	$171	$(90)

DANA INCORPORATED

Reconciliation of Net Income Attributable to the Parent Company to

Adjusted Net Income Attributable to the Parent Company and

Diluted Adjusted EPS (Unaudited)

For the Three Months Ended September 30, 2021 and 2020

(In millions, except per share amounts)
	Three Months Ended
	September 30,
	2021	2020
Net income attributable to parent company	$48	$45
Items impacting income before income taxes:
Amortization	5	5
Restructuring charges, net	1	3
Strategic transaction expenses		4
Gain on investment in Hyliion	6
Other items	3
Items impacting income taxes:
Net income tax expense on items above	(4)	(3)
Income tax expense (benefit) attributable to various discrete tax matters	1	(1)

Adjusted net income attributable to the parent	$60	$53

Diluted shares - as reported	146.2	145.2
Adjusted diluted shares	146.2	145.2
Diluted adjusted EPS	$0.41	$0.37

DANA INCORPORATED

Reconciliation of Net Income (Loss) Attributable to the Parent Company to

Adjusted Net Income Attributable to the Parent Company and

Diluted Adjusted EPS (Unaudited)

For the Nine Months Ended September 30, 2021 and 2020

(In millions, except per share amounts)
	Nine Months Ended
	September 30,
	2021	2020
Net income (loss) attributable to parent company	$172	$(71)
Items impacting income before income taxes:
Amortization	15	13
Restructuring charges, net	2	21
Strategic transaction expenses	8	15
Loss on investment in Hyliion	20
Loss on disposal group held for sale	7
Loss on extinguishment of debt	24	5
Loss on de-designation of fixed-to-fixed cross currency swaps	9
Other items	5
Impairment of goodwill		31
Items impacting income taxes:
Net income tax expense on items above	(14)	(14)
Income tax expense (benefit) attributable to various discrete tax matters	(5)	22

Adjusted net income attributable to the parent	$243	$22

Diluted shares - as reported	146.4	144.9
Adjusted diluted shares	146.4	144.9
Diluted adjusted EPS	$1.66	$0.15